Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
November 30, 2000



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              6.8535%



        Excess Protection Level
          3 Month Average   6.12%
          November, 2000   6.43%
          October, 2000   6.26%
          September, 2000   5.68%


        Cash Yield                                  19.74%


        Investor Charge Offs                         4.46%


        Base Rate                                    8.85%


        Over 30 Day Delinquency                      5.24%


        Seller's Interest                           11.84%


        Total Payment Rate                          13.77%


        Total Principal Balance                     $56,372,819,075.31


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $6,672,128,513.82